UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 19, 2013
(Date of earliest event reported)

HAUPPAUGE DIGITAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13550	11-3227864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Cabot Court, Hauppauge, New York  11788
(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code: (631) 434-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

To the extent applicable to this Item, the information set forth under Item 8.01 is hereby incorporated herein by reference thereto.

Item 8.01.	Other Events.

On February 19, 2013, Hauppauge Digital Inc. (the “Company”) received written notification (the “February 19 Notice”) from The Nasdaq Stock Market (“Nasdaq”) that the Company has regained compliance with Nasdaq Listing Rule 5550(b) (the “Rule”).  As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2013, on January 3, 2013 the Company received a notice from Nasdaq notifying the Company that it did not comply with the minimum $2.5 million stockholders’ equity, or $35 million market value of listed securities, or $500,000 of net income from continuing operations requirements for continued listing on The Nasdaq Capital Market set forth in the Rule.  The February 19 Notice states that, based on the Company’s Form 10-Q filed on February 19, 2013, evidencing stockholders’ equity of $3,351,036, Nasdaq has determined that the Company complies with the Rule and this matter is now closed.

The February 19 Notice does not resolve the Company’s noncompliance with the requirement under the Nasdaq Listing Rules that listed securities maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”).  As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 12, 2013, on February 6, 2013, the Company received written notification from Nasdaq (the “February 6 Notice”), notifying the Company that the Company no longer meets the Minimum Bid Price Requirement.  The February 6 Notice noted that, for the last thirty consecutive business days, the Company's closing bid price per share no longer meets the Minimum Bid Price Requirement.  In accordance with the Nasdaq Listing Rules, the Company has 180 days from the date of the February 6 Notice, or until August 5, 2013, to regain compliance with the Minimum Bid Price Requirement.  In the February 6 Notice, Nasdaq indicated that, if at any time during this 180 day period the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of ten consecutive business days, Nasdaq will provide confirmation that the Company has regained compliance with the Minimum Bid Price Requirement and the matter will be closed.

Should the Company fail to regain compliance with the Minimum Bid Price Requirement by August 5, 2013 and not be eligible for additional time, the February 6 Notice states that Nasdaq will then provide a notice to the Company that its common stock will be subject to delisting.  As of the filing of this Current Report on Form 8-K, the Company had not regained compliance with the Minimum Bid Price Requirement.

As of the date of this filing, the Company has not made any final decisions regarding what, if any, action(s) to take in response to its receipt of the February 6 Notice.  There can be no assurance that the Company will take any action(s) in response to the February 6 Notice, that the Company will submit a plan to regain compliance, that any plan submitted by the Company will be accepted, that the Company will appeal any decision by Nasdaq not to accept any plan submitted by the Company, that a Nasdaq Hearings Panel will grant any appeal made by the Company, or that the Company will be able to regain or maintain compliance with the requirements for continued listing under the Nasdaq Listing Rules (including, but not limited to, with respect to the deficiency set forth in the February 6 Notice).  There can be no assurance that the Company will maintain its Nasdaq listing.

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the federal securities laws.  The events described in forward-looking statements contained in this Current Report on Form 8-K may not occur.  Generally these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of the Company’s plans or strategies, financing plans, projected or anticipated benefits from acquisitions that the Company may make, or projections involving anticipated revenues, earnings or other aspects of the Company’s operating results or financial position, and the outcome of any contingencies.  Any statements contained herein that are not historical facts are forward-looking statements.  Any such forward-looking statements are based on current expectations, estimates and projections of management.  The Company intends for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements.  Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements.  The Company cautions you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond the Company’s control, that may influence the accuracy of the statements and the projections upon which the statements are based.  Factors that could cause actual results to differ materially from those set forth or implied by any forward-looking statement include, but are not limited to, the mix of products sold and the profit margins thereon, order cancellation or a reduction in orders from customers, competitive product offerings and pricing actions, the availability and pricing of key raw materials, dependence on key members of management, successful integration of acquisitions, economic conditions in the United States and abroad, fluctuation of the value of the Euro versus the U.S. dollar, continued operating losses, the Company’s ability to obtain financing, the Company’s ability to make timely filings of the required periodic reports and other reports with the Securities and Exchange Commission, issues relating to the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures, the Company’s failure to maintain compliance with Nasdaq’s continued listing requirements or the Company’s failure to maintain its Nasdaq listing, as well as other risks and uncertainties discussed in the Company’s reports filed with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 and the Company’s Quarterly Report on Form 10-Q for the three months ended December 31, 2012, and the risk of litigation or governmental investigations or proceedings relating to any of the foregoing matters.  Copies of these filings are available at www.sec.gov.  Any one or more of these uncertainties, risks and other influences could materially affect the Company’s results of operations and whether forward-looking statements made by the Company ultimately prove to be accurate.  The Company’s actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.  All cautionary statements made in this Current Report on Form 8-K should be read as being applicable to all related forward-looking statements wherever they appear.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAUPPAUGE DIGITAL INC.

Date: February 21, 2013	By:	/s/ Gerald Tucciarone
Gerald Tucciarone
Chief Financial Officer